Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Mark D. Quam, Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Registrant”), certify that:

1.      The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   March 7, 2016                                        /s/ Mark D. Quam

                                                                        Mark D. Quam, Chief Executive Officer

                                                                        (principal executive officer)

I, John Gordon, Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Registrant”), certify that:

1.      The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   March 07, 2016                                        /s/ John Gordon

                                                                        John Gordon, Chief Financial Officer

                                                                        (principal financial officer)